                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.   ESL PARTNERS, L.P.

Item                                  Information

Name:                                 ESL Partners, L.P.

Address:                              1170 Kane Concourse, Suite 200,
                                      Bay Harbor Islands, FL 33154

Designated Filer:                     Edward S. Lampert

Date of Event Requiring Statement     May 5, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading     AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)   10% Owner
to Issuer:

If Amendment, Date Original Filed     Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:     Form filed by More than One
                                      Reporting Person

Signature:                            By:      RBS Partners, L.P.
                                      Its:     General Partner

                                      By:      ESL Investments, Inc.
                                      Its:     General Partner

                                      By:      /s/ Edward S. Lampert
                                               ------------------------------
                                      Name:    Edward S. Lampert
                                      Title:   Chief Executive Officer
                                      Date:    May 7, 2015

2.   RBS PARTNERS, L.P.

Item                                  Information

Name:                                 RBS Partners, L.P.

Address:                              1170 Kane Concourse, Suite 200,
                                      Bay Harbor Islands, FL 33154

Designated Filer:                     Edward S. Lampert

Date of Event Requiring Statement     May 5, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading     AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)   10% Owner
to Issuer:

If Amendment, Date Original Filed     Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:     Form filed by More than One
                                      Reporting Person

Signature:                            By:      ESL Investments, Inc.
                                      Its:     General Partner

                                      By:      /s/ Edward S. Lampert
                                               ------------------------------
                                      Name:    Edward S. Lampert
                                      Title:   Chief Executive Officer
                                      Date:    May 7, 2015

3.   ESL INSTITUTIONAL PARTNERS, L.P.

Item                                  Information

Name:                                 ESL Institutional Partners, L.P.

Address:                              1170 Kane Concourse, Suite 200,
                                      Bay Harbor Islands, FL 33154

Designated Filer:                     Edward S. Lampert

Date of Event Requiring Statement     May 5, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading     AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)   10% Owner
to Issuer:

If Amendment, Date Original Filed     Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:     Form filed by More than One
                                      Reporting Person

Signature:                            By:      RBS Investment Management, L.L.C.
                                      Its:     General Partner

                                      By:      ESL Investments, Inc.
                                      Its:     Manager

                                      By:      /s/ Edward S. Lampert
                                               ------------------------------
                                      Name:    Edward S. Lampert
                                      Title:   Chief Executive Officer
                                      Date:    May 7, 2015

4.   RBS INVESTMENT MANAGEMENT, L.L.C.

Item                                  Information

Name:                                 RBS Investment Management, L.L.C.

Address:                              1170 Kane Concourse, Suite 200,
                                      Bay Harbor Islands, FL 33154

Designated Filer:                     Edward S. Lampert

Date of Event Requiring Statement     May 5, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading     AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)   10% Owner
to Issuer:

If Amendment, Date Original Filed     Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:     Form filed by More than One
                                      Reporting Person

Signature:                            By:      ESL Investments, Inc.
                                      Its:     Manager

                                      By:      /s/ Edward S. Lampert
                                               ------------------------------
                                      Name:    Edward S. Lampert
                                      Title:   Chief Executive Officer
                                      Date:    May 7, 2015

5.   ESL INVESTMENTS, INC.

Item                                  Information

Name:                                 ESL Investments, Inc.

Address:                              1170 Kane Concourse, Suite 200,
                                      Bay Harbor Islands, FL 33154

Designated Filer:                     Edward S. Lampert

Date of Event Requiring Statement     May 5, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading     AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)   10% Owner
to Issuer:

If Amendment, Date Original Filed     Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:     Form filed by More than One
                                      Reporting Person

Signature:
                                      By:      /s/ Edward S. Lampert
                                               ------------------------------
                                      Name:    Edward S. Lampert
                                      Title:   Chief Executive Officer
                                      Date:    May 7, 2015